UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2015

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

SeaChange International, Inc. (the “Company”) approved a plan to implement cost-saving actions, primarily through a reduction in force, that are anticipated to result in annualized cost savings of approximately $11 million after the actions are complete. The reduction in force has been implemented immediately within the U.S. and, to comply with non-U.S. legal requirements, will be implemented on an international basis over the next several fiscal quarters. The Company anticipates the actions will result in restructuring and severance charges of approximately $1.3 million in the fourth quarter and possible additional charges in future quarters as the non-U.S. actions are implemented. These reductions reflect the Company’s ability to streamline its activities now that its next generation software products have been brought to market and are being deployed around the globe.

A copy of a press release describing the above-referenced matters is attached hereto as Exhibit 99.1 and the information contained therein, including in the forward-looking statement disclaimer at the end of the press release, is incorporated by reference into this Item 2.05 of this Current Report on Form 8-K.

Any statements contained in this Current Report on Form 8-K that do not describe historical facts, including without limitation statements regarding the impact of cost savings actions including anticipated cost savings, the timing to implement the cost saving actions, and the amount and timing of restructuring and severance charges, are neither promises nor guarantees and may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current assumptions and expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations. Information on factors that could cause actual results to differ from those anticipated is detailed in various publicly available documents made by the Company from time to time with the Securities and Exchange Commission, including but not limited to, those appearing under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed on April 4, 2014. Any forward-looking statements should be considered in light of those factors. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in Company expectations or events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results may differ from those set forth in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release, dated as of February 2, 2015, by SeaChange International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/S/ Anthony C. Dias
Anthony C. Dias
Chief Financial Officer, Senior Vice President Finance and Administration, and Treasurer

Dated: February 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of February 2, 2015, by SeaChange International, Inc.